PROMISSORY NOTE

$5,000,000                                                    New York, New York
                                                                   June 30, 1995

         1. FOR VALUE RECEIVED, UNIFORCE SERVICES, INC. (the "Borrower"), by this promissory note (the "Note") unconditionally promises to pay to the order of CHEMICAL BANK (the "Bank"), in lawful money of the United States, the principal amount of FIVE MILLION DOLLARS ($5,000,000) or the aggregate unpaid principal amount of all advances (individually, an "Advance" and collectively, "Advances") made by the Bank to the Borrower and recorded on the schedules attached hereto, whichever is less. Each Advance evidenced hereby shall be made available and shall bear interest at the applicable rate selected by the Borrower, subject to availability, as provided in subparagraph (a) hereof (a "Prime Rate Advance") or subparagraph (b) hereof (an Adjusted "LIBOR Rate Advance").

         (a) Each Prime Rate Advance shall be made available by the Bank to the Borrower at the Bank's New York, New York office and shall bear interest at the rate per annum which is equal to the Bank's Prime Rate. "Prime Rate" shall mean the rate per annum publicly announced by the Bank at its principal office from time to time as its prime rate. Each change in the Prime Rate shall result in a change in the interest rate herein, effective as of the opening of business on the day on which such change in the Prime Rate becomes effective.

         (b) Each Adjusted Libor Rate Advance shall be made available by the Bank to the Borrower at the lending office designated by the Bank (the "Lending Office"), shall be in a minimum amount of $500,000 and shall bear interest for each Interest Period (as hereinafter defined in paragraph 3) applicable thereto at a rate per annum which is equal to 1.20% above the rate per annum, adjusted as provided in the last sentence of this paragraph, at which U.S. dollar deposits are offered to the Lending Office in the London interbank market as at 11:00 a.m., local time of such Lending Office, two Working Days prior to the first day of such Interest Period in an amount equal to the amount of such Advance which will be outstanding during such Interest Period for delivery on the first day of such Interest Period for the number of days in such Interest Period. "Working Day" shall mean a day on which dealings in currencies and exchange between banks may be carried on in New York, New York and on which dealings in currencies and exchange between banks are also carried on in the London interbank market and banks are open for business in London and the place where such Lending Office is located. The interest rate determined hereunder shall be adjusted by dividing such interest rate by the number equal to 1.00 minus the rate (expressed as a decimal and rounded upward, if necessary, to the next higher 1/16 of 1%) of reserves which are required to be maintained (or which will be required to be maintained), under Regulation D of the Board of Governors of the Federal Reserve System (as in effect on the date of determination of such interest rate), against "Eurocurrency liabilities" (as such term is defined in Regulation D) from time to time during the period for which the interest rate is determined.

         2. The Bank may lend, in its sole discretion in each instance, such amounts as may be requested by the Debtor hereunder, which Loans shall in no event exceed $5,000,000 in aggregate principal amount outstanding at any time. Each such request for a Advance shall be made by an officer of the Borrower or any person designated in writing by any such officer, all of which are hereby designated and authorized by the Borrower to request Advances and agree to the terms thereof (including without limitation the applicable interest rate and Maturity Date with respect thereto). The Debtor shall give the Bank notice at least two (2) Working Days prior to the date hereof and the end of each Interest Period (as hereafter defined) specifying whether the Advance shall be a Prime
Rate Advance or an Adjusted LIBOR Rate Advance and the Interest Period applicable thereto. In the event the Borrower shall fail to provide such notice, the Advance shall be deemed to bear interest at the applicable Prime Rate.

         3. "Interest Period" shall mean (i) with respect to each Adjusted LIBOR Rate Advance, the period beginning on the date of such Advance and ending 1, 2 or 3 months thereafter, as agreed between the Borrower and the Bank not less than two (2) Working Days prior to the date of such Advance. "Business Day" shall mean a day other than a Saturday, Sunday of other day on which the Bank is authorized to close under the laws of the State of New York.

         4. Each Prime Rate Advance shall be payable on the earlier of demand or June 30, 1996. Each Adjusted LIBOR Rate Advance shall be payable on the last day of the Interest Period therefor (the "Maturity Date") but not later than June 30, 1996. Interest on each Prime Rate Advance shall be payable monthly on the last day of each month and upon payment or prepayment in full of the unpaid principal amount thereof. Interest on each Adjusted LIBOR Rate Advance shall be payable on the Maturity Date thereof.

         5. Each Advance, the date on which it is made, the Maturity Date and the rate charged thereon, if other than a Prime Rate Advance, and each payment made on account of the principal thereof shall be noted on the appropriate schedule attached hereto. The failure of the Bank, however, to record any such information shall not relieve the Borrower of its obligation to repay such Advance with interest thereon as applicable. This Note shall be used to record all Advances and payments of principal made hereunder until it is surrendered to the Borrower by the Bank and it shall continue to be used even though there may be periods prior to such surrender when no amount of principal or interest is owing hereunder.

         6. If all or a portion of any Adjusted LIBOR Rate Advance shall not be paid when due (whether as stated, by acceleration or otherwise), such Advance shall bear interest for the period from the due date until the Maturity Date of such Advance at the rate per annum which is equal to 2% above the rate which would otherwise be applicable hereunder and thereafter until paid in full at the rate per annum which is equal to 2% above the rate which the Bank would charge the Borrower on such Maturity Date for a Prime Rate Advance. If all or any portion of any Prime Rate Advance is not paid when due (whether as stated, by acceleration or otherwise), such Advance shall bear interest from the due date until paid in full at the rate per annum which is equal to 2% above the rate which was in effect on the due date.

         7. The Borrower may not prepay any adjusted LIBOR Rate Advance without the prior written consent of the Bank.

         8. If any payment in respect of a Prime Rate Advance becomes due and payable on a day which is not a Business Day, such payment shall be made on, and interest at the applicable rate shall be payable to, the next succeeding Business Day. If any payment in respect of an Adjusted LIBOR Rate Advance becomes due and payable on a day which is not a Working Day, such payment shall be made on, and interest at the applicable rate shall be payable to, the next succeeding Working Day, unless such succeeding Working Day shall fall in the next succeeding calendar month, in which event such payment shall be made on the next preceding Working Day, and any relevant Interest Period shall be adjusted accordingly by the Bank.

         9. Interest shall be computed on the basis of a 360 day year for actual days elapsed. Anything in this Note to the contrary notwithstanding, the Bank shall not be permitted to charge or receive, and the Borrower shall not be obligated to pay, interest in excess of the maximum rate from time to time permitted by applicable law; provided, however, if the maximum rate permitted by law changes, the rate hereunder shall change, without notice to the Borrower, on the same day the maximum rate permitted by law changes.

         10. All payments on account of Prime Rate Advances to be made hereunder by the Borrower shall be made in immediately available funds at the office of the Bank located at 7600 Jericho Turnpike, Woodbury, New York 11797 or such other office as the Bank may designate. All payments on account of Adjusted LIBOR Rate Advances to be made hereunder by the Borrower shall be made in immediately available funds at the office of the Bank located at 4 New York Plaza, New York, New York.

         11. If any existing or future applicable law, regulation or directive, or any change therein or in the interpretation thereof, or compliance by the Bank with any request (whether or not having the force of law) of any relevant central bank or other comparable agency, subjects the Bank to any tax of any kind whatsoever with respect to this Note or changes the basis of taxation of payments to the Bank of principal, interest or any other amount payable hereunder (except for changes in the rate of any tax presently imposed on the Bank) or imposes, modifies or deems applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the Bank which are not otherwise included in the determination of the rate applicable to Adjusted LIBOR Rate Advances hereunder, or imposes on the Bank any other condition with respect to the London interbank market or this Note or the loans evidenced hereby, and the result of any of the foregoing is to increase the cost to the Bank of maintaining advances or credit hereunder or to reduce any amount receivable in respect thereof, then the Borrower agrees to pay to the Bank, upon demand, additional amounts which will compensate the Bank for such increased cost or reduced amount receivable as determined by the Bank with respect to this Note. The Bank's certificate as to any additional amounts payable pursuant to the preceding sentence shall be conclusive as to the amounts due in the absence of manifest error.

         12. Notwithstanding anything to the contrary contained elsewhere in this Note, if any change after the date hereof in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration thereof shall make it unlawful (based on the opinion of any counsel, whether in-house, special or general, for the Bank) for the Bank to make or maintain any Adjusted LIBOR Rate Advance or to give effect to its obligations as contemplated hereby with respect to any Adjusted LIBOR Rate Advance, then, by written notice to the Borrower by the Bank the Bank may require that all outstanding Adjusted LIBOR Rate Advances made hereunder be converted to Prime Rate Advances, whereupon all such Adjusted LIBOR Rate Advances shall be automatically converted to Prime Rate Advances as of the effective Date of such notice as provided herein for purposes of this paragraph, a notice to the Borrower by the Bank pursuant to this paragraph shall be effective, if lawful and if any Adjusted LIBOR Rate Rate Advances shall then be outstanding, on the last day of the then current Interest Period; otherwise, such notice shall be effective on the date of receipt by the Borrower.

         13. The Borrower agrees to pay all the Bank's costs and out-of-pocket expenses (including, without limitation, reasonable attorneys' fees) arising in connection with the enforcement of, and preservation of its rights under, this Note.

         14. The Borrower agrees to indemnify the Bank for, and to hold the Bank harmless from, any loss or expense which the Bank may sustain or incur, including any interest payment by the Bank to lenders of funds borrowed by it in order to make or maintain the loans evidenced hereby, as a consequence of (i) default by the Borrower in payment of the principal amount of, or interest on, this Note and (ii) with respect to Adjusted LIBOR Rate Advances, payment by the Borrower on a day other than the Maturity Date thereof as a result of acceleration of the obligations hereunder or otherwise. This covenant shall survive payment of this Note.

         15. Upon the occurrence, with respect to the Borrower, or any endorser or guarantor, of any of the following: default in payment of this Note or any other obligation of any nature or description to the Bank including, without limitation any obligations pursuant to the Term Loan Note dated June 6, 1994 made by the Borrower payable to the Bank or pursuant to the terms of that certain Revolving Credit and Term Loan Agreement among the Borrower, certain of its subsidiaries and National Westminster Bank USA dated as of June 19, 1991, as such agreement was amended pursuant to (i) a First Amendment dated as of November 1, 1991, (ii) a Second Amendment dated as of November 30, 1992, of which 50% of the indebtedness due thereunder was assigned to the Bank pursuant to the Second Amendment (collectively, the "Obligations"), (iii) a Third Amendment dated August 31, 1994, and (iv) a Fourth Amendment dated as of April 26, 1995 (as amended, the "Agreement"); the occurrence of any material breach of any covenant or provision of any agreement between the Bank and any of them; calling a meeting of any creditors; filing of a voluntary or involuntary petition under the Federal Bankruptcy Code which, in the case of an involuntary petition, is not dismissed, discharged or bonded within 60 days of the date of such petition; insolvency; failure to pay or remit any tax when assessed or due unless contested in good faith by appropriate proceedings, for which adequate reserves are being provided; failing to furnish financial information or to permit inspection of books or records; making any material representation to the Bank in obtaining credit; then the Obligations shall be due and payable immediately without notice or demand.

         16. The Bank shall have a continuing lien and/or right of set-off on deposits (general and special) and credits with the Bank of the Borrower and every endorser and guarantor, and may apply all or part of same to the Obligations (whether contingent or unmatured), at any time or times, without notice. The Bank shall have a continuing lien on all property of the Borrower and every endorser and guarantor and the proceeds thereof held or received by or for the Bank for any purpose. Any notice of disposition of property shall be deemed reasonable if mailed at least five (5) days before such disposition to the last address of the Borrower or such endorser or guarantor on the Bank's records. Each of the Borrower and each endorser and guarantor agrees to pay the costs and expenses (including, without limitation, reasonable attorneys' fees) of enforcing the Obligations. Each of the Borrower and each maker, endorser and guarantor waives protest and, in any litigation (whether or not relating to the Obligations) in which the Bank and any of them shall be adverse parties, waives the right to interpose any set-off or counterclaim of any nature or description. Time for payment extended by law shall be included in the computation of interest.

         17. The Borrower hereby irrevocably (a) submits, in any legal proceeding relating to this Note, to the non-exclusive in personam jurisdiction of any state or United States court of competent jurisdiction sitting in the State of New York and agrees to suit being brought in any such court, and (b) agrees that nothing contained herein shall affect the Bank's right to effect service of process in any other manner permitted by law; and the Borrower and the Bank hereby irrevocably waive, in any such legal proceeding, trial by jury.

         18. This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                    UNIFORCE SERVICES, INC.


                                    By:/S/ HARRY V. MACCARRONE
                                    --------------------------
                                    Harry V. Maccarrone
                                    Vice President - Finance

                               PRIME RATE ADVANCES

                                                                                                       Unpaid
                                                             Interest            Amount of             Principal
                 Amount of              Maturity             Rate Per            Principal             Balance of          Notation
DATE             ADVANCE                DATE                 ANNUM               PAID                  ADVANCE             MADE BY
- ----             -------                ----                 -----               ----                  -------             -------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------


                          ADJUSTED LIBOR RATE ADVANCES

                                                                                                       Unpaid
                                                             Interest            Amount of             Principal
                 Amount of              Maturity             Rate Per            Principal             Balance of          Notation
DATE             ADVANCE                DATE                 ANNUM               PAID                  ADVANCE             MADE BY
- ----             -------                ----                 -----               ----                  -------             -------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------